UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 28, 2005

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50250	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On November 28, 2005, the stockholders of MasterCard Incorporated adopted the MasterCard Incorporated 2006 Long Term Incentive Plan in the form included as Annex G to MasterCard Incorporated’s proxy statement for the special meeting of stockholders held on such date. The plan is an omnibus plan that provides for a variety of types of stock-based awards.

The MasterCard Incorporated Long Term Incentive Plan included as Annex G to MasterCard Incorporated’s proxy statement is incorporated herein by reference. The proxy statement was filed by MasterCard Incorporated on Schedule 14A on October 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: December 2, 2005	By	/s/ Noah J. Hanft
Noah J. Hanft General Counsel and Secretary